Intangible Assets (Schedule of Estimated Future Amortization of Intangible Assets) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Jun. 30, 2014	Jun. 30, 2013
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2015		$ 46,547
2016		46,364
2017		46,364
2018		46,364
2019		46,364
Thereafter		454,738
Total Net	$ 698,200	$ 686,741	$ 636,862